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                                                                                                        The Lincoln National Life
                                                   ChoicePlus(SM) Design                                     Insurance Company
[LOGO OF LINCOLN CHOICEPLUS]                    Variable Annuity Application                                Fort Wayne, Indiana
                                                                                                       -----------------------------
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     Instructions: Please type or print. ANY ALTERATIONS TO THIS APPLICATION MUST BE INITIALED BY THE CONTRACT OWNER.

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1    Contract Options
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     [ ] ChoicePlus(SM) Design 1 (standard)
     [ ] ChoicePlus(SM) Design 2 (4-year surrender charge)
     [ ] ChoicePlus(SM) Design 3 (3% enhancement)

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2a   Contract Owner     Maximum age of Contract Owner is 85.
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     ____________________________________________________________  Social Security number/TIN     [______ -___-_______________]
     Full legal name or trust name*
                                                                   Date of birth [_____][___] [____]
                                                                                  Month  Day   Year       [ ] Male  [ ] Female
     ____________________________________________________________
     Street address (If PO Box, physical street address required)  Home telephone number          [______/______-_____________]

     ____________________________________________________________
     City                     State            ZIP                 Date of trust* [_____][___] [____]   Is trust revocable?*
                                                                                   Month  Day   Year    [ ] Yes   [ ] No
     ____________________________________________________________
     Trustee name*                                                 *This information is required for trusts.

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2b   Joint Contract Owner    Maximum age of Joint Contract Owner is 85.
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                                                                   Social Security number         [______ -___-_______________]
     ____________________________________________________________                                         [ ] Male   [ ] Female
     Full legal name                                               Date of birth [_____][___] [____]
                                                                                  Month  Day   Year       [ ] Spouse [ ] Non-spouse

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3a   Annuitant    (If no Annuitant is specified, the Contract Owner, or Joint Owner if younger, will be the Annuitant.)
                   Maximum age of Annuitant is 85.
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                                                                   Social Security number         [______ -___-_______________]
     ____________________________________________________________
     Full legal name                                               Date of birth [_____][___] [____]      [ ] Male   [ ] Female
                                                                                  Month  Day   Year
     ____________________________________________________________
     Street address                                                Home telephone number          [______/______-_____________]

     ____________________________________________________________
     City                     State            ZIP

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3b   Contingent Annuitant Maximum age of Contingent Annuitant is 85.
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                                                                   Social Security number         [______ -___-_______________]
     ____________________________________________________________
     Full legal name

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4    Beneficiary(ies) of Contract Owner       (List additional beneficiaries on separate sheet. If listing children, use full legal names.)
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     ____________________________________________________________  ______________________________  _____  _________________  ______%
     Full legal name/trust name*      [ ] Primary   [ ]Contingent  Relationship to Contract Owner  DOB    SSN/TIN

     ____________________________________________________________  ______________________________  _____  _________________  ______%
     Full legal name/trust name*      [ ] Primary   [ ]Contingent  Relationship to Contract Owner  DOB    SSN/TIN

     ____________________________________________________________  ______________________________  _____  _________________  ______%
     Full legal name/trust name*      [ ] Primary   [ ]Contingent  Relationship to Contract Owner  DOB    SSN/TIN

     ____________________________________________________________  Date of trust* [_____][___] [____]      Is trust revocable?*
     Executor/Trustee name*                                                        Month  Day   Year       [ ] Yes   [ ] No

                                                                        *This information is required for trusts.

     To specify an annuity payment option for your beneficiary, please complete the Beneficiary Payment Options form (29953).
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5    Type of Contract
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     Nonqualified: [ ] Initial contribution OR [ ] 1035 exchange
     Tax-qualified (must complete plan type):  [ ] Initial contribution, tax year_____ OR [ ] Transfer OR  [ ] Rollover
     Plan type (check one): [ ] Roth IRA                   [ ] Traditional IRA               (to same market) (to different market)
                  [ ] SEP   [ ] 457(f) Executive Benefit+  [ ] 457(b) Governmental/Nonprofit+
                  [ ] 403(b)+ (transfers only) [ ] Other+____________________________________  +Indicate plan year-end: [_____][___]
                                                                                                                         Month  Day

30070-APP CPDesign 09/06                                    Page 1                                                           CPD-APP

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6a   Allocation (This section must be completed.)                  6b   Dollar Cost Averaging (Complete only if electing DCA.)
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     Initial minimum: $ 25,000                                          $1,500 minimum required in the holding account
                                                                        ------------------------------------------------------------
     Future contributions will follow the allocation below. If          Total amount to DCA:                    $ __________________
     DCA option is selected, the entire amount of each future
     contribution will follow the allocation in Section 6b.                     OR

     If no allocations are specified in Section 6a or 6b, the           MONTHLY amount to DCA:                  $ __________________
     entire amount will be allocated to the Cash Management Fund,       ------------------------------------------------------------
     pending instructions from the Contract Owner.                      OVER THE FOLLOWING PERIOD:                __________________
                                                                                                                     MONTHS (6-60)
-----------------------------------------------------------------       ------------------------------------------------------------
     Please allocate my contribution of:                                FROM THE FOLLOWING HOLDING ACCOUNT (check one):

     $ _________________________   OR  $ ________________________       [ ] DCA Fixed Account
       Initial contribution             Approximate amount              [ ] Cash Management Fund/1/
                                        from previous carrier           [ ] U.S. Govt./AAA-Rated Securities Fund/1/
-----------------------------------------------------------------       ------------------------------------------------------------
     INTO THE FUND(S) BELOW                                             INTO THE FUND(S) BELOW
-----------------------------------------------------------------       ------------------------------------------------------------
     Use whole percentages                                              Use whole percentages

     _____________% Global Discovery Fund                               _____________% Global Discovery Fund

     _____________% Global Growth Fund                                  _____________% Global Growth Fund

     _____________% Global Growth and Income Fund                       _____________% Global Growth and Income Fund

     _____________% Global Small Capitalization Fund                    _____________% Global Small Capitalization Fund

     _____________% Growth Fund                                         _____________% Growth Fund

     _____________% International Fund                                  _____________% International Fund

     _____________% New World Fund                                      _____________% New World Fund

     _____________% Blue Chip Income and Growth Fund                    _____________% Blue Chip Income and Growth Fund

     _____________% Growth-Income Fund                                  _____________% Growth-Income Fund

     _____________% Asset Allocation Fund                               _____________% Asset Allocation Fund

     _____________% Bond Fund                                           _____________% Bond Fund

     _____________% High-Income Bond Fund                               _____________% High-Income Bond Fund

     _____________% U.S. Govt./AAA-Rated Securities Fund                _____________% U.S. Govt./AAA-Rated Securities Fund/1/

     _____________% Cash Management Fund                                _____________% Cash Management Fund/1/

     _____________% Fixed Account (available for 403(b) and             =============% Total (must = 100%)
                    401(k) only)
                                                                        /1/ The DCA holding account and the DCA fund elected cannot
     _____________% Fixed Account:__________ year(s) (1-10)                 be the same.
                                                                        ------------------------------------------------------------
     _____________% DCA Fixed Account (must complete 5b)
                                                                        Future contributions will not automatically start a new DCA
     =============% Total (must = 100%)                                 program. Instructions must accompany each DCA contribution.
-----------------------------------------------------------------

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6c   Cross-Reinvestment or Portfolio Rebalancing
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     To elect either of these options, please complete the Cross-Reinvestment form (28051) or the Portfolio Rebalancing form
     (28887).

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7    Benefit Options
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     Death Benefits

     Select one: (If no benefit is specified, the default death benefit will be the Guarantee of Principal Death Benefit.)
     [ ] I/We hereby elect the Enhanced Guaranteed Minimum Death Benefit.
     [ ] I/We hereby elect the Guarantee of Principal Death Benefit/1/.
     [ ] I/We hereby elect the Estate Enhancement Benefit/2/ rider which includes the Enhanced Guaranteed Minimum Death Benefit.
     [ ] I/We hereby elect the Account Value Death Benefit.

     Living Benefits/3/

     [ ] I/We hereby elect the Lincoln SmartSecurity(R) Advantage - 5-year Elective Step-up/4/.
     [ ] I/We hereby elect the Lincoln SmartSecurity(R) Advantage - 1-year Automatic Step-up/4/.
     [ ] I/We hereby elect the 4LATER(R) Advantage5 and direct Lincoln to administer the Income Base reset automatically every third anniversary. I understand my charge may increase at that time (default option).
     [ ] I/We hereby elect the 4LATER(SM) Advantage/5/ and will notify Lincoln if I choose to reset the Income Base within the specified guidelines.
     /1/ The Guarantee of Principal Death Benefit option is the only benefit available for 403(b), 457, 401(k), SEP, SARSEP, and
         Pensions.
     /2/ The Estate Enhancement Benefit rider may only be elected if the Contract Owner, Joint Owner (if applicable), and Annuitant are all under age 76.
     /3/ One Living Benefit may be selected. i4LIFE(R) Advantage can not be simultaneously elected.
     /4/ If the contract is tax-qualified, the maximum age to elect is 80. The maximum age to elect the 1-year Automatic Step-up on non-qualified contracts is 80.
     /5/ If the contract is tax-qualified, the maximum age to elect is 77. If the contract is non-qualified, the maximum age to elect is 80.
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8    Automatic Withdrawals     $10,000 minimum account balance is required.
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     Note: Withdrawals exceeding 10% of premium payment per year may be subject to contingent deferred sales charges. However, if electing Lincoln SmartSecurity(R) Advantage - 5-year Elective Step-up, the maximum withdrawal amount for the program is
           7% without the potential for a greater reduction in the Guaranteed Amount and if electing Lincoln SmartSecurity(R)
           Advantage 1-year Automatic Step-up, the maximum withdrawal amount for the program is 5% without the potential for a greater reduction in the Guaranteed Amount. Withdrawal minimums: $50 per distribution/$300 annually.

     ------------------------------------------------------------    ------------------------------------------------------------
      [ ] Please provide me with automatic withdrawals based on       [ ] Please provide me with automatic withdrawals
          _______% (may be between 1-10%) of the total contract           of $______________________
          value, payable as follows:                              OR
      [ ] Monthly  [ ] Quarterly  [ ] Semi-annually  [ ] Annually     [ ] Monthly  [ ] Quarterly  [ ] Semi-annually  [ ] Annually

      Begin withdrawals in [_____]  [____]                            Begin withdrawals in [_____]   [____]
                            Month    Year                                                   Month     Year
     ------------------------------------------------------------    ------------------------------------------------------------

     Note: If no tax withholding selection is made, federal taxes will be withheld at a rate of 10%. Additional state tax with-
           holding may be required, depending on state of residency.

     ELECT ONE: [ ] Do withhold taxes  Amount to be withheld _________% (must be at least 10%)  [ ] Do not withhold taxes

     PAYMENT    Direct deposit         [ ] Checking (attach a voided check)   OR    [ ] Savings (attach a deposit slip)
     METHOD:    I/We authorize Lincoln Life to deposit payments to the account and financial institution identified below. Lincoln
                Life is also authorized to initiate corrections, if necessary, to any amounts credited or debited to my/our account in error. This authorization will remain in effect until my/our funds are depleted or I/we notify Lincoln Life of a change in sufficient time to act. This authorization requires the financial institution to be a member of the
                National Automated Clearing House Association (NACHA).

                ____________________________________________________________________________________________________________________
                Bank name                                                                              Bank telephone number

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9    Automatic Bank Draft
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     _______________________________________________________________  ______________________________________________________________
     Print account holder name(s) EXACTLY as shown on bank records

     _______________________________________________________________________________________________________________________________
     Bank name                                                                         Bank telephone number

     $ ___________________________________________
       Monthly amount                                Automatic bank draft start date: [_____]   [___]    [____]
                                                                                       Month  Day (1-28)  Year

     [ ] Checking (attach a voided check)     OR    [ ] Savings (attach a deposit slip)

     I/We hereby authorize Lincoln Life to initiate debit entries to my/our account and financial institution indicated above and to debit the same to such account for payments into an annuity contract. This authorization is to remain in full force and effect until Lincoln Life has received written notification from me/us of its termination in such time and manner as to afford Lincoln
     Life and the financial institution a reasonable opportunity to act on it.

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10   Telephone/Internet Authorization (Check box if this option is desired.)
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     [ ] I/We hereby authorize and direct Lincoln Life to accept instructions via telephone or the Internet from any person who can furnish proper identification to exchange units from subaccount to subaccount, change the allocation of future investments and/or clarify any unclear or missing administrative information contained on this application at the time of issue. I/We agree to hold harmless and indemnify Lincoln Life; American Funds Distributors, Inc., their affiliates and any mutual fund managed by such affiliates; and their directors, trustees, officers, employees and agents for any losses arising from such instructions.

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11   Replacement
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     Does the applicant have any existing life policies or annuity contracts?               [ ] Yes     [ ] No
     Will the proposed contract replace any existing annuity or life insurance?             [ ] Yes     [ ] No
     (Attach a state replacement form if required by the state in which the application is signed.)

     _______________________________________________________________________________________________________________________________
     Company name

     ____________________________________________________________________________________________________  _________________________
     Plan name                                                                                             Year issued

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     Fraud Warning
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     Residents of all states except Virginia and Washington, please note: Any person who knowingly, and with intent to defraud any insurance company or other person, files or submits an application or statement of claim containing any materially false or deceptive information, or conceals, for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and may subject such person to criminal and civil penalties.

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 12  Signatures
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     All statements made in this application are true to the best of my/our knowledge and belief, and I/we agree to all terms and conditions as shown. I/We acknowledge receipt of current prospectuses for American Legacy III and American Funds Insurance
     Series(R) and verify my/our understanding that all payments and values provided by the contract, when based on investment experience of the funds in the Series, are variable and not guaranteed as to dollar amount. Under penalty of perjury, the
     Contract Owner(s) certifies that the Social Security (or taxpayer identification) number(s) is correct as it appears in this application.

     ______________________________________________________________________________
     Signed at city                         State
                                                                                        Date [_____]  [___]  [____]
     _____________________________________  _______________________________________           Month    Day    Year
     Signature of Contract Owner            Joint Contract Owner (if applicable)

     ______________________________________________________________________________     Date [_____]  [___]  [____]
     Signed at city                         State                                             Month    Day    Year

     Signature of Annuitant (Annuitant must sign if Contract Owner is a trust or custodian.)

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     THE FOLLOWING SECTIONS MUST BE COMPLETED BY THE SECURITIES DEALER OR FINANCIAL ADVISER. Please type or print.
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13   Insurance in Force     Will the proposed contract replace any existing annuity or life insurance contract?
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     ELECT ONE: [ ] No  [ ] Yes     If yes, please list the insurance in force on the life of the proposed Contract Owner(s)
     and Annuitant(s):
     (Attach a state replacement form if required by the state in which the application is signed.)

     ________________________________________________________________________________________________________ $ ____________________
     Company name                                                                        Year issued            Amount

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14   Additional Remarks
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     ______________________________________________________________________________________________________________________________

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15   Dealer Information   Licensing appointment with Lincoln Life is required for this application to be processed. If more than one representative, please indicate names and percentages in Section 14.
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     [ ] 1  [ ] 2  [ ] 3 OR  [ ] i4LIFE(R) Advantage -- election form must be attached.

     ___________________________________________________________________________    [_________]/[______________]-[_______________]
     Registered representative's name (print as it appears on NASD licensing)        Registered representative's telephone number

     ___________________________________________________________________________    [__________]/[____]-[____________]
     Client account number at dealer (if applicable)                                 Registered representative's SSN

     ______________________________________________________________________________________________________________________________
     Dealer's name

     ______________________________________________________________________________________________________________________________
     Branch address                                          City                                       State             ZIP

     [ ]  CHECK IF BROKER CHANGE OF ADDRESS                  Rep code at firm _____________________________________________________

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16   Representative's Signature
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     The representative hereby certifies that all information contained in this application is true to the best of his/her knowledge and belief. The representative also certifies that he/she has used only The Lincoln National Life Insurance Company approved sales materials in conjunction with this sale and copies of all sales materials were left with the applicant(s). Any electronically presented sales material shall be provided in printed form to the applicant no later than at the time of the policy or the contract delivery.

     ______________________________________________________________________________________________________________________________
     Signature

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                                        Send completed application -- with a check made payable to Lincoln Life -- to your investment dealer's home office or to:

[LOGO OF LINCOLN CHOICEPLUS]            Lincoln Life                 By Express Mail: Lincoln Life
                                        P.O. Box 2348                                 Attention: New Business Operations
                                        Fort Wayne, IN 46801-2348                     1300 South Clinton Street
                                                                                      Fort Wayne, IN 46802

                                        If you have any questions regarding this application, call Lincoln Life at 800/443-8137.

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